UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2026

New Mountain Guardian IV BDC, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	814-01528	88-1377220
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor,
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2026, the Board of Directors (the “Board”) of New Mountain Guardian IV BDC, L.L.C. (the “Company”) appointed Laura C. Holson as the interim Chief Financial Officer and Treasurer of the Company, effective May 29, 2026. Ms. Holson will serve as the Company’s interim Chief Financial Officer and Treasurer until the Company completes its search for a permanent successor.

Ms. Holson, 40, currently serves as Chief Operating Officer of the Company and will continue in this role. Ms. Holson joined New Mountain Capital, L.L.C. (“New Mountain Capital”) in 2009 and currently serves as a Managing Director. Ms. Holson is primarily dedicated to the credit business and has been the Chief Operating Officer of New Mountain Capital’s credit platform since January 2022 and the Chief Operating Officer of the Company since February 2022. Ms. Holson previously served as the interim Chief Financial Officer and Treasurer of the Company from March 2023 to November 2023. Ms. Holson previously held a variety of roles within New Mountain Capital, including Head of Capital Markets, and has been a member of its credit team for over 13 years.

The Company’s investment adviser, New Mountain Finance Advisers, L.L.C., believes that its management team, with the overall support of New Mountain Capital, is adequately staffed to support the Company.

There is no arrangement or understanding between Ms. Holson and any other person pursuant to which she was appointed as the interim Chief Financial Officer and Treasurer. There are no family relationships between Ms. Holson and any director or executive officer of the Company, and she is not a party to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Mountain Guardian IV BDC, L.L.C.

By:	/s/ Eric Kane
Name:	Eric Kane
Title:	Corporate Secretary

Date: May 7, 2026

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